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                                                                     Exhibit 4.1

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
IN KANSAS CITY, MO. OR NEW YORK, N.Y.                        CERTAIN DEFINITIONS

                                                                   CLASS A
                                                                COMMON STOCK
                                                               $.01 PAR VALUE

                       [GRAPHIC OF THE STATUE OF LIBERTY]

                                                                          SHARES

NUMBER         INCORPORATED UNDER THE LAWS                     CUSIP 03840J 10 6
                OF THE STATE OF DELAWARE
A

                                  AQUILA, INC.

                  THIS CERTIFIES THAT

                    IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Aquila, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ ROBERT GREEN
               CHAIRMAN                      COUNTERSIGNED AND REGISTERED:
                                                  UMB BANK, N.A.
                                             (KANSAS CITY, MISSOURI)

/s/ JEFFREY D. AYERS                              TRANSFER AGENT AND REGISTRAR
               SECRETARY                               By: /S/ N. L. HOFFMAN
                                                  AUTHORIZED SIGNATURE

                             [AQUILA CORPORATE SEAL]
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                                  AQUILA, INC.

     THE CORPORATE SECRETARY OF THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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TEN COM - as tenants in common          UNIF GIFT MIN ACT-........Custodian.........   UNIF TRAN MIN ACT-........Custodian.........
                                                          (Cust)           (Minor)                       (Cust)           (Minor)
TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right                     under Uniform Gifts to                         under Uniform Transfers to
          of survivorship and not as                      Minors                                         Minors
          tenants in common                               Act.................                           Act.................
                                                                 (State)                                        (State)

TOD     - transfer on death direction
          in event of owner's death, to
          person named on face subject
          to TOD rules referenced

     Additional abbreviations may also be used though not in the above list.

For Value Received,............................................................................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

 ....................................................................................................................................
                         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

 ....................................................................................................................................

 ....................................................................................................................................

 ..............................................................................................................................Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ............................................................................................................................Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated........................................................

                                                                                ....................................................
                                                                                Signature(s) Guaranteed:

     NOTICE: THE SIGNATURE(S) TO THIS
     ASSIGNMENT MUST CORRESPOND WITH THE                                        ...........................................
     NAME(S) AND WRITTEN UPON THE FACE OF THE                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
     CERTIFICATE IN EVERY PARTICULAR, WITHOUT                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
     ALTERATION OR ENLARGEMENT OR ANY CHANGE                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
     WHATEVER.                                                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                                                APPROVED SIGNATURE GUARANTEE MEDALLION
                                                                                PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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